UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2022

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

751 Broad Street
Newark, New Jersey 07102
(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange
4.125% Junior Subordinated Notes	PFH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On August 17, 2022, Prudential Financial, Inc. (the “Company”) closed the sale of $1,200,000,000 in aggregate principal amount of its 6.000% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2052 (the “2052 Notes”) and $300,000,000 in aggregate principal amount of its 5.950% Junior Subordinated Notes due 2062 (the “2062 Notes” and, together with the 2052 Notes, the “Notes”).

The documents listed below in Item 9.01 relate to the sale of the Notes and are filed as exhibits to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 8, 2022, among the Company and Wells Fargo Securities, LLC, Barclays Capital Inc., BofA Securities, Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc. and Mizuho Securities USA LLC, as representatives of the several underwriters named therein, with respect to the 2052 Notes.

1.2	Underwriting Agreement, dated August 9, 2022, among the Company and Wells Fargo Securities, LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives of the several underwriters named therein, with respect to the 2062 Notes.

4.1	Subordinated Debt Securities Indenture, dated June 17, 2008, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 17, 2008).

4.2	Seventeenth Supplemental Indenture, dated August 17, 2022, between the Company and The Bank of New York Mellon, as Trustee, with respect to the 2052 Notes.

4.3	Eighteenth Supplemental Indenture, dated August 17, 2022, between the Company and The Bank of New York Mellon, as Trustee, with respect to the 2062 Notes.

4.4	Form of 2052 Note (included in Exhibit 4.2).

4.5	Form of 2062 Note (included in Exhibit 4.3).

5.1	Opinion of John M. Cafiero, dated August 17, 2022.

8.1	Tax opinion of Willkie Farr & Gallagher LLP, dated August 17, 2022, with respect to the 2052 Notes.

8.2	Tax opinion of Willkie Farr & Gallagher LLP, dated August 17, 2022, with respect to the 2062 Notes.

23.1	Consent of John M. Cafiero (included in Exhibit 5.1).

23.2	Consent of Willkie Farr & Gallagher LLP with respect to the 2052 Notes (included in Exhibit 8.1).

23.3	Consent of Willkie Farr & Gallagher LLP with respect to the 2062 Notes (included in Exhibit 8.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2022

PRUDENTIAL FINANCIAL, INC.

By:	/s/ John M. Cafiero
Name:	John M. Cafiero
Title:	Vice President and Assistant Secretary